

California Gold Corp.

Patent Licensing

MARCH 2014
INVESTOR PRESENTATION

(STOCK SYMBOL: CLGL)

Safe Harbor Statement

Information in this presentation is disclosed on an "as is" basis, with no representations or warranties, express or implied. In no event will California Gold Corp., Inc. or its officers, directors, employees, stockholders, owners, affiliates or agents be liable for any damages arising out of any use of the information in this presentation. The presentation may include statements regarding California Gold Corp.'s business that are not historical facts but are forward-looking statements that involve risks and uncertainties which speak only as of the date made. These statements are only predictions based on California Gold Corp.'s current expectations and projections about future events. There are important factors that could cause California Gold Corp.'s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. California Gold Corp. is under no obligation, and expressly disclaims any such obligation, to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise. RECEIPT OF THIS PRESENTATION MAY CONSTITUTE RECEIPT OF NON-PUBLIC MATERIAL INFORMATION AS DEFINED BY THE SECURITIES AND EXCHNAGE COMMISSION. SECURITIES LAWS PROHIBIT ANY PERSON WHO HAS MATERIAL NON-PUBLIC INFORMATION ABOUT A COMPANY FROM PURCHASING OR SELLING, DIRECTLY OR INDIRECTLY, SECURITIES OF SUCH COMPANY. "Material" Information- is information a reasonable investor would consider important in making an investment decision. Generally, a corporate insider having material, non-public information about the issuer, and anyone to whom such information is disclosed, may not trade while in possession of that information unless it is first disclosed to the investing public.

Material information is generally regarded as "material" if there is a substantial likelihood that a reasonable investor would consider the information important in deciding whether to purchase, sell or hold a security. It includes information that if publicly disclosed is reasonably likely to affect the market value of a security. Information may be material even if it relates to speculative or contingent events. Information that is material to a decision to trade a security is also likely to be material to a decision to trade related derivatives. Non-public Information- is "non-public" unless and until it has been broadly disseminated or made widely available to the general public, such as by means of a press release carried over a major news service, a major news publication, a research report or publication, a public filing made with a regulatory agency, materials sent to shareholders or potential investors or customers such as a proxy statement or prospectus, or materials available from public disclosure services. It is important to note that even following a public announcement relating to a matter, many aspects of the matter may remain non-public. This presentation is for informational purposes only and does not constitute an offer, invitation or recommendation to buy, sell, subscribe for or issue any securities or a solicitation of any such offer or invitation and shall not form the basis of any contract with California Gold Corp. Any such offers or solicitations will only be made pursuant to a private placement memorandum or prospectus relating to an offering of interests in the relevant investment vehicle and only to such persons whom, and under such circumstances that, such offers may legally made without violation of the U.S. federal or state securities laws, regulations and rules. By accepting receipt of this document and any attachments, annexes or schedules hereto, the recipient agrees, and the provider is relying on such agreement, that no such offer or solicitation is hereby being made. Further, the contents of this document and any attachments, annexes or schedules hereto should not be construed as investment, legal, or tax advice and may not be reproduced or distributed to any person.

Share Exchange Agreement

California Gold Corp. (the "Company") (OTC QB: CLGL), a Nevada corporation, completed a securities exchange on February 7, 2014 pursuant to which the members of MVP Portfolio, LLC, a Florida limited liability company ("MVP"), exchanged 100% of the membership interests in MVP for 9,385,000, post-1 for 100 Reverse Split shares of common stock, $0.001 par value per share, of the Company. As a result of the securities exchange, the Company will continue the existing business operations of MVP as a publicly-traded company under the name MV Portfolios, Inc. The effective date of the reverse split and Company name change is expected to be on or about March 30, 2014. Once the reverse split and name change become effective with FINRA, a new ticker symbol will be issued for the Company's new name. With the acquisition of MVP, the Company will be expanding its business to focus on patent licensing and commercialization.

Company Overview

- Engaged in business of patent licensing and supporting commercialization under its intellectual property
- Portfolio is related to location based services and geospatial information systems
- 8 patents issued in the U.S. and 11 pending
- Chief Executive Officer, William Meadow, is the co-inventor of these patents
- Wholly-owned subsidiary Visual Real Estate, Inc. filed patent infringement lawsuit asserting three patents against Google in the U.S. Middle District of Florida on March 10, 2014

Patent Portfolio History

- Mr. Meadow developed the idea of the '181 patent to assist the real estate industry
- Created custom cameras mounted on a fleet of cars with the intent to have each car drive by 1 million homes per year
- Built a street-level parcel image library of most Florida properties and a dozen other cities
- Millions of homebuyers and commercial/industry users could research any property and save hours of drive time
- The company filed for patents, built the technology, signed major contracts and filmed millions of properties
- The company was forced to cease street-level imaging operations in 2009

Patent Portfolio

Patent Number	Title	Issue Date
7,389,181	Apparatus and method for producing video drive-by data corresponding to a geographic location	6/17/2008
7,929,800	Methods and apparatus for generating a continuum of image data	4/19/2011
8,078,396	Methods for and apparatus for generating a continuum of three dimensional image data	12/13/2011
8,090,633	Method and apparatus for image data based valuations	1/3/2012
8,207,964	Methods and apparatus for generating three-dimensional image data models methods	6/26/2012
8,213,743	Methods and apparatus for generating a continuum of image data	7/3/2012
8,558,848	Wireless internet-accessible drive-by street view system and method	10/15/2013
8,554,015	Methods and apparatus for generating continuum of image data	10/8/2013

The '181 Patent


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U.S. Patent Jun. 17, 2008 Sheet 13 of 17 US 7,389,181 B2


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U.S. Patent No. 7,389,181

- GPS encoded camera video/frame images
- GPS/Lat-Lon coordinates of property parcel/address
- System to display properties with superimposed data overlays
- Online delivery of image from address (parcel line) and map based searching
- Once street level imagery is linked with geographic data, an ACCURATE online street level image service can be used for a wide variety of commercial and advertising uses
- Filed in 2004, issued in 2008

Commercial Use

Appraisal Photos:

- Each year appraisals are done where the appraiser needs to compare the subject property with comparable properties (comps)
- With instant street-level images available online, an appraiser can review the subject property and comps before visiting it
- By viewing comps online, the appraiser saves hours of time by avoiding visits to each property
- Savings equals tens of millions of man hours per year for the appraisal industry
- Cost savings are multiplied by millions of appraisals each year over the life of the patents

Patent Infringement Lawsuit Against Google

- Filed on Monday, March 10, 2014*
- Wholly-owned subsidiary, Visual Real Estate, Inc., filed patent infringement lawsuit against Google
- Three asserted patents
  - #7,389,181
  - #7,929,800
  - #8,078,396
- Case number: 3:14-cv-00274-TJC-PDB
- DLA Piper LLP is litigation counsel

*Public Access to Court Electronic Records (PACER), www.pacer.gov

Strategic Partnerships

Established relationships with premier consulting firms to assist our business

Firm	Description
www.focalconcept.com	Strategic advisor. Brian Rivette has 13+ years experience in IP licensing and has generated well over $1.5B in licensing revenue.
www.ideationlaw.com	Original patent attorney, supports and collaborates with all parties.
www.imperiumpw.com	Hired to facilitate claims development and patent claim prosecution.
www.collerip.com	Patent analysis, patent portfolio planning and acquisition.
www.arpc.com	Damages analysis services.
www.H5.com	E-discovery and finance advisors services.

Industry

- Geo-spatial information systems support nearly every industry with layers of data that is relevant to the subject properties and where people live and work
- With the continued growth of consumers now carrying GPS encoding camera smartphones, relevant patents are well positioned for licensing by industry leaders
- Appraisal valuation market has been estimated at $3 billion by the Appraisal Subcommittee*

*Congress Appraisal Institute Subcommittee

Company Strategy

- Maximize the economic benefits of its intellectual property portfolio
- Add talent to technological innovation and enhance opportunities for revenue generation through the monetization of our assets
- Acquisitions will typically involve the ongoing relationship of the original innovator(s) and owners to help in the continued development of their portfolios
- We intend to expand our intellectual property portfolio through both internal development and acquisition

Select Highlights

Quick Facts:

Symbol:	CLGL*
Exchange:	OTC QB
Current Price (3/5/2014):	$0.04 ($4.00 Post-split)
Post-split Common Shares Outstanding (3/6/2014):**	26.1 million
Post-split Fully Diluted Shares Outstanding (3/6/2014):**	33.4 million
Market Cap:	$104 million
Average Daily Volume:	1.2 million
Legal Counsel:	Sichenzia, Ross, Friedman, Ference LLP
Litigation Counsel:	DLA Piper LLP
Cash:***	~$4 million raised to date

Footnotes:

* The effective date of the reverse split and Company name change is expected to be on or before March 30, 2014. Once the reverse split and name change become effective with FINRA, a new ticker symbol will be issued for the Company's new name.

** On December 24, 2013, the Company filed a preliminary proxy statement relating to a proposed shareholder vote to approve a reverse stock split of the issued and outstanding common stock on a one for one hundred basis.

*** Concurrent with the closing of the securities exchange, the Company completed two closings of a private placement offering of its 10% convertible promissory notes for gross proceeds of $2,942,495 and $1,017,500 (total, $3,959,995)

Recent Events:

March 17th: Visual Real Estate Files Patent Infringement Lawsuit Against Google

February 7th: California Gold Corp. Completes Securities Exchange with MVP Portfolio, LLC

Capitalization Structure

California Gold Corp.
Pro Forma Cap Table - Post 1:100 Reverse Split
Post PPO 2nd Closing

	Actual		Fully Diluted	
	Shares	**% Ownership**	**Shares**	**% Ownership**
MVP Members (1)	9,385,000	35.9%	9,385,000	28.2%
PPO Series C Shares (2)	7,920,000	30.3%	7,920,000	23.8%
PPO Brokers' Warrants (Common) (3)	-	-	590,300	1.8%
Outstanding Common (4) (5)	5,311,013	20.3%	5,311,013	16.0%
Series A Preferred	160,000	0.6%	160,000	0.5%
Series B Preferred (6)	3,329,530	12.7%	3,329,530	10.0%
Warrants (7)	-	-	416,712	1.3%
EIP (8)	-	-	6,150,564	18.5%
Series D Preferred (9)	20,000	0.1%	20,000	0.1%
Total	26,125,543	100.0%	33,283,119	100.0%

Notes

(1) Consists of MVP Acquisition common shares that will be issued following effectiveness of the reverse split.

(2) All shares of series C preferred stock convert to common on a one for one basis at the option of the holder, subject to a 9.99% blocker. Aggregate of $3,960,000 in 10% Notes will automatically convert at $0.50 per share upon effectiveness of the increase in authorized preferred stock and the filing of a Series C Certificate of Designation.

(3) Exercisable for three years at $0.50 per share.

(4) Actual pre-reverse split shares outstanding as of 3/6/14: Common - 131,101,260; Series A Preferred - 16,000,000. Of the 131,101,260 common shares currently outstanding, 13,408,334 shares are held by persons who are former officers, directors or insiders of the Company.

(5) Consists of 1,311,013 post-reverse split shares outstanding plus 4,000,000 common shares to be issued following effectiveness of reverse split as a result of the exchange of Series B Warrants.

(6) Consists of 3,250,000 shares to be issued upon conversion of 10% Notes issued in the November 2013 private placement and 79,530 settlement shares to be issued to Gottbetter & Partners, LLP following effectiveness of the increase in authorized preferred stock and the filing of a Series B Certificate of Designation.

(7) Warrants for 41,671,195 common shares actually outstanding as of 3/6/14, exercisable at $0.03 to $0.06 per share and subject to increase upon completion of certain antidilution protection adjustments.

(8) Grants for 5,920,451 post-reverse split common shares exercisable at $0.50 per share have been awarded under the EIP.

(9) The Series D Preferred Stock carries 1,000 votes per share and will be issued following effectiveness of the increase in authorized preferred stock and the filing of a Series D Certificate of Designation; converts to common upon a change of control or exchange listing.

Management Team & Directors

William Meadow: Founder and Chief Executive Officer of MV Patents LLC since 2011. Mr. Meadow was the founder and Chief Executive Officer of ControlCam LLC from 2009 through 2012, and was the founder and has been the Chief Executive Officer of VisRe, Inc./3vTV LLC from 2004 to the present. He was the Co-Founder and Chairman of Real Mortgage Systems, Inc. from 2005 to 2009. From 1996 to 2000, Mr. Meadow worked on behalf of Columbia University by marketing and licensing patents via 4D Technology, Inc. He was founder of Payformance Corporation, now called PaySpan, and worked with that company from 1984 to 2003, providing payment technologies for 100+ Fortune 500 clients. Mr. Meadow served as VP of Corporate Development for BBN Corporation from 1995 to 1996, a company he joined after selling Network One, a voice over IP company, in 1995. Mr. Meadow received his B.S. in Marketing from Florida State University. He has patent development and licensing experience across multiple industries, and knowledge of the patent monetization industry, in general, as well as his position as founder of MV Patents, LLC, provides him with valuable expertise which the Board believes qualifies him to serve as a director of the Company.

Shea Ralph: Chief Financial Officer: Has worked as an independent consultant and strategic advisor of business development and corporate strategy from 2007 to the present. Mr. Shea was chosen to be a director of the Company based on his expertise in business development and corporate governance.

Bowen Zarn: Business Development. Investor and real estate entrepreneur. Experienced in asset valuation and a registered appraiser. Primary role is to source real estate and mapping related IP. He is an investor in VisRe, Inc.

Joe Kincart: Patent Assessment. Patent attorney with 25 years experience at Johnson and Johnson and Clifford Chance. He is the CEO of IdeationLaw and primary role is to assess the quality of IP for MVP planned acquisitions.

David Rector: Director. Previously served as our President, Chief Executive Officer, Chief Financial Officer and Treasurer from June 15, 2007 to July 11, 2007 and again from August 8, 2007 to November 12, 2007. He previously served as a member of our Board of Directors from June 15, 2007 through May 4, 2012. Mr. Rector has been a director of Senesco Technologies, Inc., a publicly traded company, since February 2002. Mr. Rector also serves as a director and member of the compensation and audit committee of DGSE Companies, Inc. (formerly the Dallas Gold and Silver Exchange Inc.), a publicly traded company.

Investment Highlights

- Patent portfolio related to location-based services and geospatial information systems
- CEO is co-inventor of technology
- Patent infringement lawsuit against Google filed
- Patent portfolio has long lifespan
- Recent $4M cash financing
- Strategy to acquire other IP related to core intellectual property portfolio

Contact Us

PRESENTATION BY:

California Gold Corp. (Symbol: CLGL)
Shea Ralph, CFO

10752 Deerwood Park Blvd.
S. Waterview II, Suite 100
Jacksonville, FL 32256

PH: (904) 586-8679

shearalph@mvportfolios.com

www.mvportfolios.com

FOR MORE INFORMATION:

Alliance Advisors, LLC
420 Lexington Ave., Suite 855
New York, NY

(914) 669-0222 or
(212) 398-3486

valter@allianceadvisors.net